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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange of 1934

March 15, 2005
 (Date of earliest event reported)

ALDERWOODS GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-33277	52-1522627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Elm Street, Suite 1000, Cincinnati, Ohio 45202
 (Address of principal executive offices, including zip code)

(513) 768-7400
 (Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        On March 15, 2005, Alderwoods Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it will not file its Annual Report on Form 10-K for the fiscal year ended January 1, 2005 by March 17, 2005. The Company will file a notification of late filing of its Form 10-K with the Securities and Exchange Commission, which will give the Company until April 1, 2005 to file its Form 10-K. The reasons for the delay are described in the press release attached as Exhibit 99.1, which is incorporated herein by reference.

        The Company also announced that it is in the process of completing its assessment of the effectiveness of the Company's internal controls over financial reporting as of January 1, 2005. As permitted by the SEC's exemptive order, dated November 30, 2004 (Release No. 50754), the Company expects to complete its evaluation of the effectiveness of its internal controls over financial reporting on or before May 2, 2005, and will include the results of such evaluation in the report to be included in an amendment to its Annual Report on Form 10-K. Based on preliminary results to date, management has identified a material weakness in internal controls over financial reporting as of January 1, 2005, as further described in the press release attached as Exhibit 99.1, which is incorporated herein by reference.

        The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 15, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alderwoods Group, Inc. (Registrant)
By	/s/ ELLEN NEEMAN Ellen Neeman Senior Vice President, Legal & Compliance

March 15, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated March 15, 2005

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SIGNATURE
EXHIBIT INDEX